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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  December 18, 1997


                          ROBOTIC VISION SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)


  Delaware                     0-8623                11-2400145
(State or other          (Commission File No.)     (IRS Employer
jurisdiction of                                     Identification
incorporation)                                         Number)


425 Rabro Drive East, Hauppauge, New York               11788
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (516) 273-9700



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Item 2.  Acquisition or Disposition of Assets.

          On December 9, 1997, Registrant consummated an acquisition transaction contemplated by an Agreement and Plan of Merger and Reorganization dated as of October 30, 1997 (the "Merger Agreement"), with Vanguard Automation, Inc. ("Vanguard"), a privately owned company located in Tucson, Arizona, whereby Vanguard became a wholly-owned subsidiary of Registrant (the "Merger").
Vanguard is the leading supplier of ball grid array and chip scale packaging equipment for the semiconductor and connector industries.

          The Merger Agreement provided that upon consummation of the Merger, the then outstanding shares of Vanguard capital stock would be converted into the right to receive, and become exchangeable for an aggregate of 3,390,780 shares of Registrant's common stock. Up to an additional 364,736 shares of Registrant's common stock are issuable upon exercise of certain Vanguard options and warrants assumed by Registrant upon consummation of the Merger.

          The Merger was structured as a tax-free reorganization and will be accounted for by Registrant as a pooling of interests.


Item 7. Financial Statements and Exhibits.


          (a) Financial Statements of Vanguard.*

               (i)       Reports of Arthur Andersen LLP, Independent Auditors;

               (ii) Balance Sheets of Vanguard as of December 31, 1997 and September 30, 1997;

               (iii) Statements of Operations and Retained Earnings (Loss) of Vanguard for the year ended December 31, 1996 and for the year ended September 30, 1997;

               (iv) Statements of Cash Flows of Vanguard for the year ended December 31, 1996 and for the year ended September 30, 1997; and

               (v)       Notes to Financial Statements of Vanguard.

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          (b) Pro Forma Financial Information.*

               (i) Unaudited Combined Summary of Pro Forma Statements of Operations for the years ended September 30, 1997, 1996 and 1995;

               (ii) Unaudited Pro Forma Combined Balance Sheet as of September 30, 1997;

               (iii) Unaudited Pro Forma Combined Statements of Operations for the Years Ended September 30, 1997, 1996 and 1995; and

               (iv)      Notes to Unaudited Pro Forma Financial Information.


          (c)  Exhibits.

               (i) Agreement and Plan of Merger and Reorga-nization dated as of October 30, 1997 by and among Robotic Vision Systems, Inc., RVSI Southwest Acquisition Corp. and Vanguard Automation, Inc.



* Registrant's provision within 15 days after the Merger of historical financial statements of Vanguard and pro forma financial information relating to the Merger, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. Registrant will file such historical financial statements and pro forma financial information no later than 75 days after the Merger.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 18, 1997            ROBOTIC VISION SYSTEMS, INC.
                                         (Registrant)


                                     By:  /s/Robert H. Walker
                                          Robert H. Walker
                                          Executive Vice President

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